Income Taxes	12 Months Ended
Dec. 30, 2016
Income Taxes
Income Taxes

(12) Income Taxes

Income related to continuing operations before provision for income taxes for the years ended December 30, 2016, December 25, 2015 and December 31, 2014 consists of the following:

($ in thousands)	2016	2015	2014
U.S. (loss) income	$(43,917)	$79,058	$(161,951)
Foreign income	73,629	30,724	196,469
Income before taxes	$29,712	$109,782	$34,518

The provision for income taxes related to continuing operations for the years ended December 30, 2016, December 25, 2015 and December 31, 2014 consists of the following:

($ in thousands)	2016	2015	2014
Current income tax (benefit) expense:
Federal	$19,668	$5,138	$17,660
Foreign	16,975	15,356	14,318
State and local	3,985	8,106	5,797
Total current income tax expense	40,628	28,600	37,775
Deferred income tax (benefit) expense:
Federal	(42,810)	8,212	24,699
Foreign	(76,665)	(7,138)	(11,256)
State	(8,301)	(912)	(4,260)
Total deferred income tax benefit	(127,776)	162	9,183
Total income tax (benefit) expense	$(87,148)	$28,762	$46,958

The reconciliations of income tax related to continuing operations computed at the U.S. federal statutory tax rate to our effective income tax rate for the years ended December 30, 2016, December 25, 2015 and December 31, 2014 are as follows:

($ in thousands)	2016	2015	2014
Pretax income	$29,712	$109,782	$34,518
Federal statutory rate	35%	35%	35%
Expected tax (benefit) expense	10,399	38,424	12,081
Reconciling items:
State income taxes, net of federal benefit	(599)	5,030	(3,901)
Compensation	(5,431)	—	—
Non-deductible goodwill impairment	—	—	8,881
Non-taxable reversal of purchase accounting accrual	—	—	(5,459)
Tax effect of noncontrolling interests	(1,544)	(3,205)	(1,557)
Permanent expenses	14,611	27,138	16,221
Foreign tax rate differential	(13,978)	(10,636)	10,765
Tax credits	880	(8,281)	(19,278)
Change in valuation allowance	(89,689)	3,146	35,008
Change in uncertain tax positions	4,698	(23,434)	5,460
Other	(6,495)	580	(11,263)
(Benefit) provision for income taxes	$(87,148)	$28,762	$46,958

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 30, 2016 and December 25, 2015 are as follows:

($ in thousands)	2016	2015
Deferred tax assets:
Net operating loss carryforwards	$102,917	$121,599
Deferred gain, insurance and other	93,809	62,684
Credit carryovers	76,916	71,458
Accrued employee benefits	174,717	239,677
Total deferred tax assets	448,359	495,418
Valuation allowance	(46,044)	(210,391)
Net deferred tax assets	402,315	285,027
Deferred tax liabilities:
Investments in affiliates	(10,025)	(6,882)
Depreciation and amortization	(29,039)	(22,760)
Net deferred tax liabilities	(39,064)	(29,642)
Net deferred tax assets	$363,251	$255,385

After adjusting for the impact of loss attributable to noncontrolling interests, the effective tax rate related to continuing operations on the profit attributable to CH2M for the year ended December 30, 2016 was a benefit of 280.8% compared to an expense of 26.2% for the same period in the prior year. The effective tax rate in 2016 is lower compared to the same period in the prior years primarily due to the favorable impacts associated with the remeasurement related to an acquisition of a controlling interest, the release of the valuation allowances related to the Halcrow Group Limited pension, as discussed below, and the release of the valuation allowances related to foreign net operating losses due to the implementation of a new transfer pricing policy.  Recent discussions regarding tax reform may result in changes to long-standing tax principles which could adversely affect our effective tax rate or result in higher cash tax liabilities.  These discussions include a reduced corporate tax rate, repatriation of foreign earnings, cash, and cash equivalents, and cross border adjustability.  Our effective tax rate continues to be negatively impacted by the effects of state income taxes, non-deductible foreign net operating losses, and the disallowed portions of meals and entertainment expenses.

CH2M is required to record all deferred tax assets or liabilities for temporary differences, net operating loss carryforwards, and tax credit carryforwards.  A deferred tax asset valuation allowance is established when it is more likely than not that all or some portion of the deferred tax assets will not be realized in future periods.  As of December 30, 2016 and December 25, 2015, we reported a valuation allowance of $46.0 million and $210.4 million, respectively, related primarily to the reserve of certain foreign net loss carryforwards and the foreign tax credit carryforward.  The decrease in valuation allowance is primarily related to the restructure of the Halcrow Pension Scheme, as discussed below, and the implementation of the new transfer pricing policy.  As of December 30, 2016, the Company had U.S. federal net operating loss carryforwards of approximately $243.0 million, state net operating loss carryforwards of $228.0 million, and foreign net operating losses of $102.0 million to reduce future taxable income.  These net operating losses can be carried forward for varying terms between three years and an unlimited carryforward. There is $69.3 million of foreign tax credit available for carryforward through the years 2018-2026.

Halcrow Group Limited (“HGL”), a subsidiary of CH2M, has substantial deferred tax assets, primarily related to the Halcrow Pension Scheme (“HPS”), a defined benefit plan sponsored by HGL.  These deferred tax assets represented future deductions available to HGL.  When HGL was acquired in 2011, it was determined a full valuation allowance was required on these assets as there was uncertainty regarding the ability to realize these assets in the future.  On October 4, 2016, HGL effected a transaction to restructure the Halcrow Pension Scheme.  As a result of the transaction, our overall pension liability and related future funding obligations were reduced.  For additional information regarding the Halcrow Pension Scheme and changes to the defined benefit plan effective October 4, 2016, refer to Note 16 – Employee Retirement Plans.  Consequently, we believe that the deferred tax assets of HGL will now more likely than not be realized, and therefore, valuation allowance has been removed.  This generated a benefit of approximately $65.0 million in the year ended December 30, 2016.

During the year ended December 30, 2016, the Company elected to early adopt ASU 2016-09 with an effective date of December 26, 2015.  Accordingly, the Company recognized $3.9 million of tax benefit.  This in addition to the previously unrecognized excess tax benefits of $11.1 million, which resulted in a cumulative-effect adjustment to retained earnings.

Undistributed earnings of our foreign subsidiaries totaled approximately $432.3 million at December 30, 2016.  These earnings are considered to be permanently reinvested.  Accordingly, no provision for U.S. federal and state income taxes or foreign withholding taxes has been made.  Determining the tax liability that would arise if these earnings were repatriated is not practical.  At December 30, 2016, CH2M has recognized a deferred tax liability of $3.1 million within investments in unconsolidated unconsolidated affiliates related to foreign subsidiaries where no permanent reinvestment assertion exists.  Cash held in international accounts at December 30, 2016 and December 25, 2015 was $108.7 million and $152.0 million, respectively.

As of December 30, 2016 and December 25, 2015, we had $8.0 million and $38.5 million, respectively, recorded as a liability for uncertain tax positions and accrued interest.  We recognize interest and penalties related to uncertain tax positions in income tax expense. As of December 30, 2016 and December 25, 2015, we had approximately $2.6 million and $3.0 million, respectively, of accrued interest and penalties related to uncertain tax positions.

A reconciliation of the beginning and ending amount of uncertain tax positions as of December 30, 2016 and December 25, 2015 is as follows (in thousands):

Balance at December 31, 2014	$48,561
Additions for current year tax positions	30,363
Additions for prior year tax positions	2,797
Reductions for prior year tax positions	(1,131)
Reductions as a result of settlement with tax authority	(19,862)
Reductions as a result of lapse of applicable statue of expirations	(1,486)
Balance at December 25, 2015	$59,242
Additions for current year tax positions	23,888
Additions for prior year tax positions	8,248
Reductions for prior year tax positions	(12,111)
Reductions as a result of settlement with tax authority	(2,136)
Reductions as a result of lapse of applicable statue of expirations	(283)
Balance at December 30, 2016	$76,848

If recognized, $38.1 million of the uncertain tax positions would affect the effective tax rate.  We do not anticipate any significant changes to the uncertain tax positions in the next twelve months.

We file income tax returns in the U.S. federal jurisdiction and various state and foreign jurisdictions.  In the normal course of business, we are subject to examination by taxing authorities throughout the world, including such major jurisdictions as the U.S., Canada, and the United Kingdom.  With few exceptions, we are no longer subject to U.S. federal, state and local, or non‑U.S. income tax examinations by tax authorities in major tax jurisdictions for years before 2008.